Exhibit 10.5.5

AMENDMENT NO.  8

dated as of March 15, 2008

among

PAGE FUNDING LLC,
 as Purchaser and Issuer,

CONSUMER PORTFOLIO SERVICES, INC.,
 as Seller and Servicer,

and

WELLS FARGO  BANK, NATIONAL ASSOCIATION,
as Backup Servicer and Trustee

to the

Amended and Restated Sale and Servicing Agreement
dated as of February 14, 2007

AMENDMENT NO.  8 TO
 AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

AMENDMENT NO.  8, dated as of March 15, 2008 (the “Amendment”) by and among PAGE FUNDING LLC, a Delaware limited liability company (in its capacities as Purchaser, the “Purchaser” and as Issuer, the “Issuer,” respectively), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (in its capacities as Seller, the “Seller” and as Servicer, the “Servicer,” respectively), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (in its capacities as Backup Servicer, the “Backup Servicer” and as Trustee, the “Trustee,” respectively).

PRELIMINARY STATEMENT

Reference is made to the Amended and Restated Sale and Servicing Agreement dated as of February 14, 2007, among PAGE FUNDING LLC, CONSUMER PORTFOLIO SERVICES, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION, as previously amended by Amendment No. 1 thereto, dated as of March 30, 2007, by Amendment No. 2 thereto, dated as of June 29, 2007, by Amendment No. 3 thereto, dated as of September 30, 2007, by Amendment No. 4 thereto, dated as of January 11, 2008, by Amendment No. 5 thereto, dated as of January 24, 2008,  by Amendment No.  6 thereto, dated as of January 31, 2008, and by Amendment No. 7 thereto dated as of February 15, 2008 (as so amended, the “Sale and Servicing Agreement”).

Reference is also made to the Note Purchase Agreement dated as of February 14, 2007, among the Issuer and Purchaser, the Seller and Servicer, The Patriot Group LLC ("Patriot"), as a Class B Note Purchaser and as a Class B Noteholder, and Waterfall Eden Fund, LP ("Waterfall"), as a Class B Note Purchaser and as a Class B Noteholder (the “Note Purchase Agreement”).

RECITALS

WHEREAS, PAGE FUNDING LLC, CONSUMER PORTFOLIO SERVICES, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION (collectively, the “Amending Parties”) have executed the Sale and Servicing Agreement and the Amending Parties desire to amend the Sale and Servicing Agreement in certain respects as provided below, with the effect of  extending the Commitment referenced in Section 2.05 of the Note Purchase Agreement;

WHEREAS, Waterfall and Eden desire to consent to this Amendment, and as the Class B Note Purchasers desire to consent to the resulting extension of their several Commitments under the Note Purchase Agreement; and

WHEREAS, UBS REAL ESTATE SECURITIES INC., as Controlling Note Purchaser and Majority Noteholder of the Highest Priority Class, desires to consent to this Amendment.

 - DEFINITIONS

SECTION 1.1. Defined Terms.  Unless otherwise defined in this Amendment, capitalized terms used in this Amendment (including in the Preamble and the Recitals) shall have the meaning given such terms in the Annex A to the Sale and Servicing Agreement, as identifiable from the context in which such term is used.

ARTICLE II  - AMENDMENT

SECTION 2.1  Amendment to Annex A to the Sale and Servicing Agreement.  In Annex A to the Sale and Servicing Agreement, the definition of Class B Scheduled Maturity Date is hereby amended and restated in its entirety to read as follows:

“Class B Scheduled Maturity Date” means the first to occur of (i) the closing of a Securitization Transaction subsequent to the date of this Amendment or (ii) April 15, 2008; or such later date as agreed upon pursuant to Section 2.05 of the Class B Note Purchase Agreement.

ARTICLE III - EFFECTIVENESS

Effective Date.  This Amendment shall be effective as of the date first written above upon execution and delivery of this Amendment by the Amending Parties hereto, by Waterfall, by Patriot and by UBS Real Estate Securities Inc.

ARTICLE IV - MISCELLANEOUS

SECTION 4.1. Ratification; Representations and Warranties, Etc.

(a)  Except as expressly amended hereby, all of the terms of the Basic Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.  This Amendment shall not constitute a novation;

(b)  The Purchaser, Seller, Issuer and Servicer each hereby represents and warrants that (i) it has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment, the Sale and Servicing Agreement, as amended hereby, and the Basic Documents, (ii) it has taken all necessary corporate and legal action to duly authorize the execution and delivery of this Amendment and the performance of its obligations under this Amendment, (iii) this Amendment has been duly executed and delivered by it, (iv) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and (v) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

(c)  Each representation and warranty contained in the Basic Documents (as modified by this Amendment, if applicable) is true and correct and is hereby restated and affirmed;

(d)  Each covenant contained in the Basic Documents (as modified by this Amendment, if applicable) is hereby restated and affirmed; and

(e)                 The parties hereto, including without limitation Wells Fargo Bank, National Association, in its capacities as Bank and Lockbox Processor under the Lockbox Agreement and as Deposit Account Bank under the Account Control Agreement, hereby acknowledge and agree that each reference to the Sale and Servicing Agreement (including, without limitation, Annex A thereto) in the Basic Documents shall be deemed to refer to such documents or instruments as amended by this Amendment.

SECTION 4.2. Further Assurances.  The parties hereto hereby agree to execute and deliver such additional documents, instruments or agreements as may be reasonably necessary and appropriate to effectuate the purposes of this Amendment and the other Basic Documents.

SECTION 4.3. Conflicts.  In the event of a conflict of any provision hereof with any provision or definition set forth in the Basic Documents, the provisions and definitions of this Amendment shall control.

SECTION 4.4. Severability.  Any provision of this Amendment or any other Basic Document that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

SECTION 4.5. Entire Agreement.  This Amendment and the other Basic Documents constitute the entire agreement among the parties relative to the subject matter hereof.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Amendment and the other Basic Documents.  Nothing in this Amendment or in the other Basic Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Amendment or the other Basic Documents.

SECTION 4.6. Binding Effect.  This Amendment and the other Basic Documents shall be binding upon and shall be enforceable by Purchaser, Seller, Issuer, Servicer, Note Purchasers, the Backup Servicer and the Trustee and their respective successors and permitted assigns.

SECTION 4.7. Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 4.8. GOVERNING LAW.   THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

Headings.  The headings of Sections contained in this Amendment are provided for convenience only.  They form no part of this Amendment, and shall not affect the construction or interpretation of this Amendment or any provisions hereof.

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IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.
PAGE FUNDING LLC, as Purchaser and as Issuer

                    By: ________________________
                Title:   Vice President

CONSUMER PORTFOLIO SERVICES, INC., as Seller and as Servicer

By: ________________________
Title:  Sr. Vice President & CFO

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee, Backup Servicer and Deposit Account Bank

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lockbox Processor and Bank

By:

Name:

Title:

CONSENTED TO BY:
UBS REAL ESTATE SECURITIES INC.,
as Controlling Note Purchaser and Majority Noteholder of the Highest Priority Class
and as the Class A Note Purchaser under the Note Purchase Agreement

By:
Name:
Title:

By:
Name:
Title:

CONSENTED TO BY:

THE PATRIOT GROUP, LLC, as a Class B Note Purchaser and as Holder of a 50% Percentage Interest of the Class B Notes

By:
Name:
Title:

CONSENTED TO BY:
WATERFALL EDEN FUND, LP, as a Class B Note Purchaser and as Holder of a 50% Percentage Interest of the Class B Notes
By: WATERFALL MANAGEMENT, LLC, as general partner

By:
Name:
Title: